ANNUAL REPORT









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                               Prasad Growth Fund

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                                 March 31, 2000

Dear Shareholders:

The market has been doing well since the fall of 1999 and our fund is doing great. During most of 1999, the stock market was very volatile and showed no specific direction until the middle of October. After that the market was going up steadily. This helped the Fund a lot. Our strategy was to invest in high quality stocks which were also favorites of the Wall Street. Also the selection of these stocks was made using fundamental analysis and technical analysis. Lot of attention was paid to sales growth and earnings growth of these companies. Also importance was given to the debt ratio of these companies and most stocks owned by the Fund had very low or no debt. Most of the gains were from improvement in the prices of the technology stocks. The definite trend in the market in the last quarter made it less difficult to manage our Fund. The low interest rate environment gave a boost to the market. Also the recession in Asia went away and industries and businesses around the world started improving. This increased the demand for products made in the USA. The productivity of the U.S. companies went up during last year because of low interest rate environment.

On June 15, 1999 the shareholders of the Fund, by written consent of the holders of 54.14 % of the outstanding shares, approved an Amendment to the Investment Advisory and Administration Agreement whereby the advisory fee was changed to 1.5% of the average value of the Fund's net assets and the Advisor was made responsible for all operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. This step was undertaken to simplify the accounting for the fund.

 The fund has top quality stocks. These stocks have high revenue growth rates, high earnings growth rates, low debt to equity ratios and are leaders in their respective industries. Revenue growth and earnings growth are the ones that propel the price of stocks. Companies with low debt to equity ratios are less risky and the debt financing is not a major burden for them. These companies will have more money to invest in research and development and also may be able to acquire other companies with new technologies that would benefit them. Demographic studies have shown that we should have continued growth of the economy for another decade. This is because of stimulus to the industrial world caused by the baby boom generation.

There is a technological revolution going on. We have come to flat screen television sets from bulky color television sets and of course from black and white. We have come from dial phones to touch tones phones to cell phones. We used to wonder about Mr.Smart calling his chief using his cell phone is his shoe! It has become real. We have come a long way from huge mainframe computers to Palm Pilots. Internet has been a phenomenal discovery and it is going to grow by leaps and bounds. Significant advances are being achieved in almost every field of knowledge. Several years ago biotechnology companies like Amgen grew very rapidly due to drugs like Epogen and Neupogen. In the next several years major advances are expected in the development of vaccines, peptides, genetic engineering, cloning, transplantation, etc. So the stock market in the next ten years would be an excellent place for growth of investment dollar.

Years ago people used to buy stocks like IBM and GE and hold on to them for years together and pass them on to the next generation. Buy and hold may be a good method for someone who wants to invest for his or her newborn child for college. You cannot look at these accounts on a daily, weekly or even on a monthly basis. This method of buying and holding may not work for a mutual fund because there would be investors with varied investment outlook. Also I remember that even a great stock like IBM went down from over $150 to below $50 in the late 1980s and it took a few years for the stock to get back over $150. One problem of recent origin is caused by computers programmed by institutions to buy and sell huge numbers of stocks in a moment. This causes tremendous volatility in the price of stocks. The volatility has gone up significantly in the last two years. Also major institutions with billions of dollars in investment money make or break the markets. They can make the markets go up or down any day. They can make any single stock go up or down quite a bit in one day. This activity of the stock may have nothing to do with the way the respective company is doing. We also do not know when major institutions are going to buy lot of stocks or dump lot of stocks.

The only way we can deal with these problems is to stay with high quality companies which are leaders in their groups, with low debt and high sales and earnings growth rates. Most such stocks currently fall in the high technology area. Unfortunately, the volatility of these stocks is high but the price appreciation of these stocks has been the highest in the past 10 years and it will continue to dominate the markets in many years to come. Would you rather buy the stock of a company making silicon chips or of a company making potato chips? The stock of the latter obviously will be less volatile but the appreciation potential would be much less. If you look at stocks in the NASDAQ 100 their growth rates are phenomenal as well as the volatility. But if we want high growth rates we have to put up with the volatility. One answer would be to buy stocks at the right low price and sell them at higher prices, then wait for opportune time to buy these best companies again.

In summary the stock market is going to create a great base for making lot of money in the next ten years due to the stimulus to the economy caused by the baby boom generation. So we will try to take advantage of that.

Thank you and good bye,

(graph)

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Prasad Growth Fund
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
                                                                                       Schedule of Investments
                                                                                                March 31, 2000
---------------------------------------------------------------------------------------------------------------
 Shares/Principal Amount                                    Market Value                           % of Assets
---------------------------------------------------------------------------------------------------------------
 COMMON STOCKS
 Business Service
          1 Labor Ready*                                             10                                  0.00%
                                                                     --
 Computer-Local Networks
        400 Cisco Systems Inc.*                                  30,925
        400 Emulex Corp*                                         43,650
                                                                 ------
                                                                 74,575                                  4.43%

 Computer-Memory Devices
        400 Advanced Digital*                                    13,700                                  0.81%
                                                                 ------

 Computer Peripheral Equipment
        600 Hauppauge Digital*                                   11,062
        100 Lexmark International*                               10,575
                                                                 ------
                                                                 21,637                                  1.29%
 Computer Services
        500 Formula Systems(1985) Ltd*                           30,500
      1,200 Troy Group*                                          33,000
                                                                 ------
                                                                 63,500                                  3.77%
 Electronic Computers
        200 RF Microdevices*                                     26,875                                  1.60%
                                                                 ------
 Electronic Misc Products
        300 Solectron Corp*                                      12,019                                  0.71%
                                                                 ------
 Electronic Semiconductor Equipment
        300 Applied Materials Inc*                               28,275
        600 JDS Uniphase*                                        72,338
                                                                 ------
                                                                100,613                                  5.98%
  Electronic Semiconductor Manufacturing
        400 Analog Devices Inc*                                  32,225
        200 Applied Micro Circuits Corp*                         30,012
        600 Broadcom*                                           145,725
        100 Intel Corp                                           13,194
        100 Qlogic*                                              13,550
        200 SDL Inc*                                             42,575
        650 Siliconix*                                           61,791
                                                                 ------
                                                                339,072                                 20.15%
  Instruments Measuring
        600 Keithley Instruments                                 28,575                                  1.70%
                                                                 ------
 Internet Network
        300 Exodus  Communications*                              42,150
        400 Network Solutions*                                   61,481
        400 RSA Security*                                        20,725
        300 Sycamore Networks*                                   38,700
        300 Verisign*                                            44,850
                                                                 ------
                                                                207,906                                 12.35%

 Internet Software
        200 Verticalnet Inc*                                     27,200
        100 Vignette Corp*                                       16,025
        100 Yahoo*                                               17,138
                                                                 ------
                                                                 60,363                                  3.59%

 Investment Management
      2,600 London Pacific Ads                                   60,450                                  3.59%
                                                                 ------
 Software Business
        600 Broadvision*                                         26,925
        800 Citrix*                                              53,000
        100 I2 Technologies*                                     12,212
        200 Infospace*                                           29,087
        100 Mercury Interact*                                     7,925
        100 Oracle Corp*                                          7,806
        300 Siebel Systems*                                      35,831
        225 Veritas Software*                                    29,475
                                                                 ------
                                                                202,261                                 12.02%

 Software Desktop
        100 Microsoft Corp*                                      10,625                                  0.63%
                                                                 ------

 Software Security
        300  Check Point Software Tech*                          51,319                                  3.05%
                                                                 ------

 Telecommunications Equipment
        130 Nortel Networks/Northern Telecom                     16,380
      1,000 QualComm*                                           149,313
      1,200 Tollgrade Communications*                            63,600
                                                                 ------
                                                                229,293                                 13.62%

 Telecommunications Services
        300 Xeta Corp*                                           13,650                                  0.81%
                                                                 ------

            Total Stocks                                      1,516,443                                 90.10%


 Call Options
 Computer Networks
        600 Emulex July 200 Calls *                               7,200                                  0.43%
                                                                  -----

 Electronic Semiconductor Equipment
        800 JDSU June 145 Calls *                                 9,400                                  0.56%
                                                                  -----

 Electronic Semiconductor Manufacturing
        300 Rambus 320 Calls *                                    4,163                                  0.25%
                                                                  -----

 Internet Software
        400 CMGI June 145 Calls *                                 2,100                                  0.12%
                                                                  -----

 Telecomunications Equipment
      1,000 QualComm Inc. July 135 Calls*                        33,000                                  1.96%
                                                                 ------

            Total Call Options                                   55,863                                  3.32%


 Money Market Funds
     71,825 Fountain Square                                      71,825                                  4.27%
                                                                 ------

            Total Money Market Funds                             71,825                                  4.27%


            Total Investments (Cost - 1,466,183)              1,644,131                                 97.68%


            Other Assets Less Liabilities                        39,024                                  2.32%


            Net Assets                                        1,683,155                                100.00%


================================================================================
Prasad Growth Fund
================================================================================

Statement of Assets and Liabilities
     March 31, 2000

Assets:
     Investment Securities at Market Value                        $ 1,644,131
          (Identified Cost - 1,466,183)
     Cash                                                              41,189
     Receivables:
          Dividends and Interest                                          280
                                                                  -----------
               Total Assets                                         1,685,600
Liabilities
     Accrued Expenses                                                   2,445
               Total Liabilities                                        2,445

Net Assets                                                        $ 1,683,155
Net Assets Consist of:
     Capital Paid In                                                1,006,042
     Accumulated Realized Gain on Options                             241,099
     Accumulated Realized Gain (Loss) on Investments - Net            258,066
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net               177,948
                                                                  -----------
Net Assets, for 95,633 Shares Outstanding                         $ 1,683,155
Net Asset Value and Redemption Price
     Per Share ($1,683,155/95,633 shares)                               17.60
Offering Price Per Share                                                17.60

================================================================================
 Prasad Growth Fund
================================================================================

 Statement of Operations
 For the year ended  March 31, 2000
Investment Income:
     Dividends                                                       380
     Interest                                                      2,293
                                                                 -------
          Total Investment Incom                                   2,673
Expenses
     Management Fees (Note 2)                                     13,726
                                                                 -------
          Total Expenses                                          13,726

Net Investment Income                                            (11,053)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                         271,184
     Realized Gain (loss) on Options                             241,099
     Unrealized Appreciation (Depreciation) on Investments       170,852
                                                                 -------
Net Realized and Unrealized Gain (Loss) on Investments           683,135

Net Increase (Decrease) in Net Assets from Operations            672,082

================================================================================
Prasad Growth Fund
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
Statement of Changes in Net Assets
                                                                                      4/1/99       11/23/1998*
                                                                                        to              to
                                                                                     3/31/00         3/31/99
From Operations:
     Net Investment Income                                                           (11,053)          (581)
     Net Realized Gain (Loss) on Investments                                         271,184         (2,065)
     Net Realized Gain (loss) on Options                                             241,099              0
     Net Unrealized Appreciation (Depreciation)                                      170,852           7096
                                                                                    --------        -------
     Increase (Decrease) in Net Assets from Operations                               672,082          4,450
From Distributions to Shareholders
     Net Investment Income                                                                 0              0
     Net Realized Gain (Loss) from Security Transactions                                   0              0
                                                                                       -----          -----
     Net  Increase (Decrease) from Distributions                                           0              0
From Capital Share Transactions:
     Proceeds From Sale of Shares                                                  1,003,821        105,783
     Shares Issued on Reinvestment of Dividends                                            0              0
     Cost of Shares Redeemed                                                        (202,981)             0
                                                                                  ----------        -------
Net Increase from Shareholder Activity                                               800,840        105,783

Net Increase  in Net Assets                                                        1,472,922        110,233

Net Assets at Beginning of Period                                                    210,233        100,000

Net Assets at End of Period                                                        1,683,155        210,233
                                                                                  ----------       --------
Share Transactions:
     Issued                                                                           88,534         10,096
     Reinvested                                                                          -              -
     Redeemed                                                                        (12,997)           -
                                                                                     -------       --------
Net increase (decrease) in shares                                                     75,537         10,096
Shares outstanding beginning of period                                                20,096         10,000
                                                                                     -------        -------
Shares outstanding end of period                                                      95,633         20,096

*Commencement of operations

================================================================================
 Prasad Growth Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:                          4/1/99       11/23/1998**
                                                                                        to              to
                                                                                     3/31/00         3/31/99
Net Asset Value -
     Beginning of Period                                                               10.46          10.00
Net Investment Income                                                                  (0.12)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                                                          7.26           0.51
                                                                                       -----          ----
Total from Investment Operations                                                        7.14           0.46
Dividends
     (from net investment income)                                                       0.00           0.00
Distributions (from capital gains)                                                      0.00           0.00
Return of Capital                                                                       0.00           0.00
                                                                                       -----          ----
     Total Distributions                                                                0.00           0.00
Net Asset Value -
     End of Period                                                                     17.60          10.46
Total Return                                                                           68.26%         13.37%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                                 1,683            210

Ratio of Expenses to Average Net Assets                                                 1.50%          1.50% *
Ratio of Net Income to Average Net Assets                                              -1.21%         -1.08% *
Ratio of Expenses to Average Net Assets Before Reimbursement                            0.00%         32.16%
Ration of Income to Average Net Assets Before Reimbursement                             0.00%        -31.74%
Portfolio Turnover Rate                                                               455.07%        272.04% *

* Annualized
** commencement of operations.

  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $13,726 during the fiscal year ended March 31, 2000.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.

     As of March 31, 2000, Krishna & Parvataneni M.D. Profit Sharing Plan owned 26.45% of the Fund. This shareholder is considered a control person as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At March 31, 2000 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,006,042. Transactions in common stock were as follows:


  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending March 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,621,141 and $3,801,489 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


  6.)FINANCIAL INSTRUMENTS DISCLOSURE
     There are no reportable financial instruments that have any off-balance sheet risk as of March 31, 2000.


  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at March 31,2000 was the same as identified cost. At March 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation        (Depreciation)          Net Appreciation (Depreciation)
        437,605            (259,657)                         177,948


  8.)RECLASSIFICATION OF CAPITAL ACCOUNTS
     The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholder to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and accumulated realized gain on investments have adjusted as of March 31, 2000 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 2000.

 Undistributed Net Investment Loss      Accumulated Realized Gain on Investments
             11,053                                      (11,053)

Board of Trustees
Prasad Growth Fund

In planning and performing our audit of the financial statements of the Prasad Growth Fund for the year ended March 31, 2000 we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of the Prasad Growth Fund is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of March 31, 2000.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 27, 2000

                                Board of Trustees
                                 Rajendra Prasad
                                 Anita Alamshaw
                               Richard L.D. Saxton
                                  Samir Thakkar


                               Investment Adviser
                            Mutual Funds Leader, Inc.
                               821 Hillside Drive
                          Long Beach, California 90815


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263


                                     Counsel
                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
                            2300 BP America Building
                                200 Public Square
                              Cleveland, Ohio 44114


                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145